UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 1, 2014

Date of Report (Date of Earliest Event Reported)

HOSPIRA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-31946	20-0504497
(Commission File Number)	(I.R.S. Employer Identification No.)

275 N. Field Drive

Lake Forest, Illinois 60045

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code: (224) 212-2000

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Amended and Restated Bylaws

Effective October 1, 2014, Hospira’s Board of Directors amended Hospira’s Amended and Restated Bylaws to add a forum selection provision as new Article XIV.  Article XIV provides that, unless Hospira consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action brought on behalf of the Company, (ii) any action asserting a claim of a breach of fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim against the Company or any of its directors, officers or other employees arising pursuant to any provision of the Delaware General Corporation Law, Hospira’s Restated Certificate of Incorporation or Hospira’s Amended and Restated Bylaws (in each case, as amended from time to time), or (iv) any action asserting a claim against the Company or any of its directors, officers or other employees governed by the internal affairs doctrine of the State of Delaware, in all cases subject to the court’s having personal jurisdiction over all indispensable parties named as defendants; provided that Article XIV shall not apply with respect to any litigation that has been filed as of October 1, 2014 or that pertains to the subject matter of any such litigation.  A copy of Hospira’s Amended and Restated Bylaws, as in effect on October 1, 2014, is filed as Exhibit 3.1 to this Current Report.  Reference is made to Article XIV, Forum Selection, contained therein, for the text of the provision added by the recent amendment.

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This Current Report may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including projections of certain measures of Hospira’s results of operations; projections of certain charges, expenses, and cash flow; and other statements regarding Hospira’s goals, plans and strategy.  Hospira cautions that these forward-looking statements are subject to risks and uncertainties, including adequate and sustained progress on Hospira’s quality initiatives, continuous improvement activities, and device strategy that may cause actual results to differ materially from those indicated in the forward-looking statements.  Economic, competitive, governmental, regulatory, legal, intellectual property, product development, technological, supply, quality, and other factors that may affect Hospira’s operations and may cause actual results to be materially different from expectations include the risks, uncertainties and factors discussed under the headings “Forward-Looking Statements,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Hospira’s latest Annual Report on Form 10-K, and as updated by Hospira’s Reports on Form 10-Q, filed with the U.S. Securities and Exchange Commission.  Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report.  Hospira undertakes no obligation to release publicly any revisions to forward-looking statements as the result of subsequent events or developments.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

3.1	Amended and Restated Bylaws of Hospira, Inc., as in effect as of October 1, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPIRA, INC.

Date: October 7, 2014	/s/ ROYCE BEDWARD
	By:	Royce Bedward
	Its:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

3.1	Amended and Restated Bylaws of Hospira, Inc., as in effect as of October 1, 2014.